PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

		December 31,
	Useful Lives	2015	2014
		($ in millions)
Land and improvements to land	10-20 Years	$280.4	$157.3
Buildings and building equipment	10-30 Years	380.4	212.1
Machinery and equipment	3-15 Years	4,665.8	1,846.1
Leasehold improvements		2.7	2.6
Construction in progress		123.5	43.6
Property, plant and equipment		5,452.8	2,261.7
Accumulated depreciation		(1,499.4)	(1,330.7)
Property, plant and equipment, net		$3,953.4	$931.0

In conjunction with the Acquisition, we obtained property, plant and equipment with a fair value of $3,090.8 million as of October 5, 2015.

The weighted-average useful life of machinery and equipment at December 31, 2015 was 12 years. Depreciation expense was $198.1 million, $124.5 million and $120.7 million for 2015, 2014 and 2013, respectively.  Interest capitalized was $1.1 million, $0.2 million and $1.1 million for 2015, 2014 and 2013, respectively.  Maintenance and repairs charged to operations amounted to $158.5 million, $125.0 million and $134.7 million in 2015, 2014 and 2013, respectively.

The consolidated statements of cash flows for the years ended December 31, 2015, 2014 and 2013, included a $(7.4) million, $(0.5) million and $7.9 million, respectively, (decrease) increase to capital expenditures, with the corresponding change to accounts payable and accrued liabilities, related to purchases of property, plant and equipment included in accounts payable at December 31, 2015, 2014 and 2013.

During 2013 we entered into sale/leaseback transactions for bleach trailers and chlorine, caustic soda and bleach railcars. We received proceeds from the sales of $35.8 million for the year ended December 31, 2013.

During 2015 assets of $1.4 million were acquired under capital leases and are included in machinery and equipment as of December 31, 2015.